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                          CADENCE DESIGN SYSTEMS, INC.

                        1995 DIRECTORS STOCK OPTION PLAN

                           ADOPTED ON OCTOBER 3, 1995
             ADJUSTED FOR 3:2 STOCK SPLIT EFFECTIVE OCTOBER 31, 1995
                    AMENDED AND RESTATED ON FEBRUARY 9, 1996
                     APPROVED BY STOCKHOLDERS ON MAY 3, 1996
               ADJUSTED FOR 3:2 STOCK SPLIT EFFECTIVE MAY 31, 1996
          AMENDED ON AUGUST 1, 1996 TO BECOME EFFECTIVE AUGUST 15, 1996
                             AMENDED ON MAY 7, 1997
                           AMENDED ON OCTOBER 19, 1997
            ADJUSTED FOR 2:1 STOCK SPLIT EFFECTIVE NOVEMBER 14, 1997
                       AMENDED AND RESTATED ON MAY 5, 1999

1.     PURPOSE.

       (a) The purpose of the 1995 Directors Stock Option Plan (the "Plan") is to provide a means by which each director of Cadence Design Systems, Inc., a Delaware corporation (the "Company"), who is not otherwise at the time of grant an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company through the grant of options.

       (b) The word "Affiliate" as used in the Plan means any corporation or other entity which is controlled by the Company, which controls the Company, or which is under common control with the Company.

       (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

       (d) No option granted under the Plan is intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.     ADMINISTRATION.

       (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in section 2(c).

       (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan, to construe, interpret and administer the Plan and options granted

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under the Plan, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any option, in a manner and to the extent it shall deem necessary or desirable to make the Plan fully effective. All decisions of the Board on such matters shall be final, binding and conclusive on all persons having an interest in such decision.

       (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.     SHARES SUBJECT TO THE PLAN.

       (a) The number of shares of the Company's $.01 par value common stock (the "Common Stock") that may be sold pursuant to options granted under the Plan shall initially not exceed in the aggregate one million three hundred fifty thousand (1,350,000) shares of Common Stock, and shall automatically increase on the first trading day of each calendar year during the term of the Plan, beginning with the 2000 calendar year and ending with and including the 2002 calendar year, by an additional two hundred thousand (200,000) shares of Common Stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for issuance under the Plan. The number of shares of Common Stock authorized for issuance under the Plan shall be subject to and adjusted by the provisions of Section 10 relating to adjustments in the capital structure of the Company.

       (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.     ELIGIBILITY.

       Options shall be granted only to Non-Employee Directors of the Company.

5.     NON-DISCRETIONARY GRANTS.

       (a) Each person who first becomes a Non-Employee Director after October 3, 1995 shall automatically be granted an option to purchase shares of the Common Stock on the terms and conditions set forth herein. Prior to May 15, 1997 the number of shares of the Common Stock which shall be subject to an option granted pursuant to this section 5(a) shall be equal to seven thousand five hundred (7,500) multiplied by the number of calendar quarters occurring between the date on which such person begins serving as a director of the Company and the first July 1 occurring after the date such person becomes a director of the Company. On and after May 15, 1997 and prior to October 19, 1997 the number of shares of the Common Stock which shall be subject to an option granted pursuant to this section 5(a) shall be equal to seven thousand

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five hundred (7,500) multiplied by the number of calendar quarters occurring between the date on which such person begins serving as a director of the Company and the first April 1 occurring after the date such person becomes a director of the Company. On and after October 19, 1997 the number of shares of the Common Stock which shall be subject to an option granted pursuant to this section 5(a) shall be equal to five thousand six hundred twenty-five (5,625) multiplied by the number of calendar quarters occurring between the date on which such person begins serving as a director of the Company and the first April 1 occurring after the date such person becomes a director of the Company. If a person becomes a Non-Employee Director during a calendar quarter, he or she shall be treated as serving as a director of the Company for the entire such calendar quarter only if he or she becomes a Non-Employee Director during the first half of such calendar quarter.

       (b) On July 1, 1996 each person who on that date is then a Non-Employee Director shall automatically be granted an annual option to purchase thirty thousand (30,000) shares of Common Stock on the terms and conditions set forth herein. On July 1, 1997 each person who on that date is then a Non-Employee Director shall automatically be granted an annual option to purchase twenty-two thousand five hundred (22,500) shares of Common Stock on the terms and conditions set forth herein. On April 1 of each year, commencing with April 1, 1998, each person who on that date is then a Non-Employee Director shall automatically be granted an annual option to purchase twenty-two thousand five hundred (22,500) shares of Common Stock on the terms and conditions set forth herein. If the Non-Employee Director is an "Active Board Member" on the date the annual option is granted but is not then serving as the Chairman of the Board, then such director shall automatically be granted an option to purchase (i) an additional eleven thousand two hundred fifty (11,250) shares of Common Stock on the terms and conditions set forth herein if the annual option is granted on July 1, 1997,
(ii) an additional fifteen thousand (15,000) shares of Common Stock on the terms and conditions set forth herein on each annual option grant date occurring before October 19, 1997, and (iii) an additional eleven thousand two hundred fifty (11,250) shares of Common Stock on the terms and conditions set forth herein on each annual option grant date occurring on or after October 19, 1997. If the Non-Employee Director is serving as the Chairman of the Board on the date the annual option is granted, then such director shall automatically be granted an option to purchase (i) an additional twenty-two thousand five hundred (22,500) shares of Common Stock on the terms and conditions set forth herein if the annual option is granted on July 1, 1997,
(ii) an additional thirty thousand (30,000) shares of Common Stock on the terms and conditions set forth herein on each annual option grant date occurring before October 19, 1997, and (iii) an additional twenty-two thousand five hundred (22,500) shares of Common Stock on the terms and conditions set forth herein on each annual option grant date occurring on or after October 19, 1997. An "Active Board Member" shall be defined as a Non-Employee Director who is the chairman of one committee of the Board and is serving as a member of at least one additional committee of the Board.

       (c) In addition to the other options specified in section 5, each Non-Employee Director who serves on the Venture Committee of the Board on or after October 3, 1995 shall be granted one (but no more than one) Venture Committee membership option as follows, and each Non-Employee Director who serves as chairman of the Venture Committee of the Board on or after October 3, 1995 shall be granted, in addition to the one-time Venture Committee

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membership option, one (but no more than one) Venture Committee chairman's option as follows:

              (i) Each Non-Employee Director who on October 3, 1995 is serving as a member of the Venture Committee of the Board shall automatically receive on October 3, 1995 a Venture Committee membership option to purchase forty-five thousand (45,000) shares of Common Stock on the terms and conditions set forth herein.

              (ii) The Non-Employee Director who on October 3, 1995 is serving as the chairman of the Venture Committee of the Board shall automatically receive on October 3, 1995 a Venture Committee chairman's option to purchase an additional forty-five thousand (45,000) shares of Common Stock on the terms and conditions set forth herein.

              (iii) Each Non-Employee Director who is selected for the first time to serve on the Venture Committee after October 3, 1995 but before October 19, 1997 automatically shall, upon the date of his or her initial selection to serve on the Venture Committee, be granted a Venture Committee membership option to purchase forty-five thousand (45,000) shares of Common Stock on the terms and conditions set forth herein.

              (iv) Each Non-Employee Director who is selected for the first time to serve on the Venture Committee on or after October 19, 1997 automatically shall, upon the date of his or her initial selection to serve on the Venture Committee, be granted a Venture Committee membership option to purchase thirty-three thousand seven hundred fifty (33,750) shares of Common Stock on the terms and conditions set forth herein.

              (v) Each Non-Employee Director who is selected for the first time to serve as the chairman of the Venture Committee after October 3, 1995 but before October 19, 1997 automatically shall, upon the date of his or her initial selection to serve as the chairman of the Venture Committee, be granted a Venture Committee chairman's option to purchase an additional forty-five thousand (45,000) shares of Common Stock on the terms and conditions set forth herein.

              (vi) Each Non-Employee Director who is selected for the first time to serve as the chairman of the Venture Committee after October 19, 1997 automatically shall, upon the date of his or her initial selection to serve as the chairman of the Venture Committee, be granted a Venture Committee chairman's option to purchase an additional thirty-three thousand seven hundred fifty (33,750) shares of Common Stock on the terms and conditions set forth herein.

       The Venture Committee options provided under this section 5(c) are not subject to adjustment as provided in section 5(a).

       (d)    (i)    Subject to section 5(d)(iii), on January 30, 1996 and
January 30, 1997 each Non-Employee Director who on that date is then serving as the Chairman of the Board and has completed five (5) years of service as the Chairman of the Board shall automatically receive an

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option to purchase one hundred thirty-five thousand (135,000) shares of
Common Stock on the terms and conditions set forth herein.

              (ii) Subject to section 5(d)(iii), on January 30 of each year, commencing with January 30, 1998, each Non-Employee Director who on that date is then serving as the Chairman of the Board and has completed five
(5) years of service as the Chairman of the Board shall automatically receive an option to purchase one hundred one thousand two hundred fifty (101,250) shares of Common Stock on the terms and conditions set forth herein.

              (iii) No Non-Employee Director shall receive more than one grant under section 5(d).

       (e) If an option would otherwise automatically be granted on or after October 3, 1995 to a Non-Employee Director under the terms of the Company's 1993 Directors Option Plan (the "1993 Directors Plan"), but cannot be granted in full because there are insufficient shares of Common Stock remaining in the share reserve for the 1993 Directors Plan which neither have been issued nor are then subject to the term of an outstanding option previously granted under the 1993 Directors Plan, then an option shall automatically be granted on the same date to such Non-Employee Director on the terms and conditions set forth herein. The number of shares of Common Stock which shall be subject to such an option shall be that number of shares which would otherwise have been subject to the option granted under the 1993 Directors Plan on the same date, but as to which such an option may not be granted under the 1993 Directors Plan to such Non-Employee Director solely because of the lack of sufficient uncommitted shares in the share reserve of the 1993 Directors Plan as described above.

6.     OPTION PROVISIONS.

       Each option shall be subject to the following terms and conditions:

       (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ten
(10) years from the date of grant (the "Expiration Date"). In any and all circumstances, an option may be exercised only as to no more than that number of shares as to which it is exercisable at the time in question under the provisions of section 6(e).

       (b) The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted. The "fair market value" of the Common Stock shall be the mean average of the closing price of the Company's common stock for each of the last twenty trading days prior to the date of the grant of the option on the national securities exchange, national market system or other trading market on which the Company's common stock has the highest average trading volume.

       (c) The optionholder may elect to make payment of the exercise price under one of the following alternatives:

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              (i)    Payment of the exercise price per share in cash (by
check) at the time of exercise; or

              (ii) Provided that at the time of the exercise the Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of Common Stock already owned by the optionholder for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its fair market value on the last day on which the Common Stock was actively traded preceding the date of exercise;

              (iii) Payment by the delivery of the optionholder's full recourse promissory note on such terms as may be determined by the Board which are not inconsistent with the terms of the Plan; or

              (iv) Payment by a combination of the methods of payment specified in sections 6(c)(i) through 6(c)(iii) above.

       For purposes of section 6(c)(ii), the "fair market value" of Common Stock shall be the closing price of such stock on the last trading day preceding the date of delivery of such Common Stock to the Company on the national securities exchange, national market system or other trading market on which the Common Stock has the highest average trading volume. If the optionholder uses a promissory note as partial payment of the exercise price pursuant to section 6(c)(iii), then such principal amount of such note may not exceed the maximum amount permitted by law (including but not limited to the limitation under the Delaware General Corporation Law that the par value of shares of stock may not be paid with a promissory note) and interest shall be compounded at least annually and shall be charged at no less than the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the terms of such promissory note.

       Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company either prior to the issuance of shares of the Company's common stock or pursuant to the terms of irrevocable instructions issued by the optionholder prior to the issuance of shares of the Company's common stock.

       (d) Except as otherwise expressly provided in an optionholder's option agreement, an option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionholder, shall thereafter be entitled to exercise the option.

       (e)    (i)    An option granted pursuant to section 5(a) or 5(b) prior
to July 1, 1997 shall vest and become exercisable in full on the first June 30 following the grant of such option;

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PROVIDED, HOWEVER, the optionholder has continuously served in the same capacity which entitled him or her to the grant of such option from the date of grant until and including the next following June 30.

              (ii) An option granted pursuant to section 5(a) or 5(b) on or after July 1, 1997 shall vest and become exercisable in full on the first March 31 following the grant of such option; PROVIDED, HOWEVER, the optionholder has continuously served in the same capacity which entitled him or her to the grant of such option from the date of grant until and including the next following March 31.

              (iii) An option granted pursuant to section 5(c), 5(d) or 5(e) shall become exercisable in installments over a period of three years from the date of grant at the rate of one-third (1/3rd) of the total number of shares subject to such option upon the first anniversary of the date of grant and subsequently at the rate of one thirty-sixth (1/36th) of the total number of shares subject to the option a month, in twenty-four (24) equal monthly installments; PROVIDED, HOWEVER, that the optionholder has, during the entire period from the grant date to such vesting date, continuously served in the same capacity which entitled him or her to the grant of such option, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

       (f) The Company may require any optionholder, or any person to whom an option is transferred under section 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionholder's knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require any optionholder to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities laws as a condition of granting an option to the optionholder or permitting the optionholder to exercise the option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

       (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

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7.     COVENANTS OF THE COMPANY.

       (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of the Common Stock required to satisfy such options.

       (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon exercise of the options granted under the Plan; PROVIDED, HOWEVER, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8.     USE OF PROCEEDS FROM STOCK.

       Proceeds from the sale of Common Stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.     MISCELLANEOUS.

       (a) Neither an optionholder nor any person to whom an option is transferred under section 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

       (b) Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the stockholders of the Company provided for in the Bylaws of the Company and such other information regarding the Company as the holder of such option may request under applicable law.

       (c) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate in any capacity or shall affect any right of the Company, its Board or stockholders or any Affiliate to remove any Non-Employee Director pursuant to the Company's Bylaws and the provisions of the Delaware General Corporation Law (or the laws of the Company's state of incorporation should that change in the future).

       (d) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

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       (e)    In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

       (f) The size of the Plan's share reserve set forth in section 3, the size of individual option grants described in section 5, and all other references in the Plan to specific numbers of shares of the Common Stock reflect and have taken into account (i) the Company's three-for-two (3:2) stock dividends effective as of October 31, 1995 and May 31, 1996, including all options granted under the Plan prior to May 31, 1996 and (ii) the Company's two-for-one (2:1) stock dividend effective as of November 14, 1997, including all options granted under the Plan prior to November 14, 1997.

10.    ADJUSTMENTS UPON CHANGES IN STOCK.

       (a) If any change is made in the Common Stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and exercise price per share of stock subject to outstanding options. Such adjustments shall be made by the Board, the determination of which shall be final, binding, and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.") No adjustment shall result in the creation of a fractional share of stock or in an exercise price per share of stock expressed in units of less than one cent ($.01).

       (b) In the event of the occurrence of a Change in Control, to the extent not prohibited by applicable law, the time during which options outstanding under the Plan may be exercised shall be accelerated by the Board to a time prior to or as of the occurrence of such event and the options terminated if not exercised by the time specified by the Board, which in any event shall be after the effective time of such acceleration. If the Board fails to specify a time for acceleration of outstanding options and/or termination of outstanding options, then the time during which options outstanding under the Plan may be exercised shall be accelerated to a time immediately preceding the occurrence of the Change in Control, and the options terminated if not exercised prior to or upon the occurrence of a Change in Control defined in section 10(b)(i) or section 10(b)(iii) or within three (3) months following the occurrence of a Change in Control defined in section 10(b)(ii), section 10(b)(iv), or section 10(b)(v).

       For purposes of the Plan, a "Change in Control" means the happening of any of the following events:

              (i)    A dissolution or liquidation of the Company.

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              (ii)   A sale of all or substantially all of the assets of the
Company.

              (iii) Either a merger or consolidation in which the Company is not the surviving corporation and the stockholders of the Company immediately prior to the merger or consolidation fail to possess direct or indirect beneficial ownership of more than eighty percent (80%) of the voting power of the securities of the surviving corporation (or if the surviving corporation is a controlled affiliate of another entity, then the required beneficial ownership shall be determined with respect to the securities of that entity which controls the surviving corporation and is not itself a controlled affiliate of any other entity) immediately following such transaction, or a reverse merger in which the Company is the surviving corporation and the stockholders of the Company immediately prior to the reverse merger fail to possess direct or indirect beneficial ownership of more than eighty percent (80%) of the securities of the Company (or if the Company is a controlled affiliate of another entity, then the required beneficial ownership shall be determined with respect to the securities of that entity which controls the Company and is not itself a controlled affiliate of any other entity) immediately following the reverse merger. For purposes of this section 10(b)(iii), any person who acquired securities of the Company prior to the occurrence of a merger, reverse merger, or consolidation in contemplation of such transaction and who after such transaction possesses direct or indirect beneficial ownership of at least ten percent (10%) of the securities of the Company or the surviving corporation (or if the Company or the surviving corporation is a controlled affiliate, then of the appropriate entity as determined above) immediately following such transaction shall not be included in the group of stockholders of the Company immediately prior to such transaction.

              (iv) An acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or a subsidiary or other controlled affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least twenty percent (20%) of the combined voting power entitled to vote in the election of directors.

              (v) The individuals who, as of the date immediately following the Company's 1999 Annual Meeting of Stockholders, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least fifty percent (50%) of the Board. If the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board; PROVIDED, HOWEVER, that no individual shall be considered a member of the Incumbent Board if the individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

11.    AMENDMENT OF THE PLAN.

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       (a)    The Board at any time, and from time to time, may amend the
Plan and/or some or all outstanding options granted under the Plan. Except as provided in section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company where the amendment would:

              (i) Increase the number of shares which may be issued under the Plan;

              (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3); or

              (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3 or any securities exchange or other trading market on which the Common Stock is actively traded.

       (b) Rights and obligations under any option granted before any amendment of the Plan or of the terms of such option shall not be impaired by such amendment unless (i) the Company requests the consent of the person holding the option, and (ii) such person consents in writing.

12.    TERMINATION OR SUSPENSION OF THE PLAN.

       (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the date that all of the shares of the Company's Common Stock have been issued. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

       (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the holder of the option.

13.    EFFECTIVE DATE OF AMENDED AND RESTATED PLAN.

       The Plan, in the form as amended and restated herein, shall become effective upon approval by the stockholders of the Company.


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